KCG Holdings, Inc. (KCG) 2nd Quarter 2016 Earnings Presentation July 21, 2016 Exhibit 99.2

Safe Harbor Certain statements contained herein and the documents incorporated by reference containing the words “believes,” “intends,” “expects,” “anticipates,” and words of similar meaning, may constitute forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These “forward-looking statements” are not historical facts and are based on current expectations, estimates and projections about KCG's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the inability to manage trading strategy performance and sustain revenue and earnings growth; (ii) the receipt of additional payments from the sale of KCG Hotspot that are subject to certain contingencies; (iii) changes in market structure, legislative, regulatory or financial reporting rules, including the increased focus by Congress, federal and state regulators, the SROs and the media on market structure issues, and in particular, the scrutiny of high frequency trading, alternative trading systems, market fragmentation, colocation, access to market data feeds, and remuneration arrangements such as payment for order flow and exchange fee structures; (iv) past or future changes to KCG's organizational structure and management; (v) KCG's ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG's customers and potential customers; (vi) KCG's ability to keep up with technological changes; (vii) KCG's ability to effectively identify and manage market risk, operational and technology risk, cybersecurity risk, legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk; (viii) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; (ix) the effects of increased competition and KCG's ability to maintain and expand market share; (x) the announced plan to relocate KCG’s global headquarters from Jersey City, NJ to New York, NY; and (xi) KCG’s ability to complete the sale or disposition of any or all of the assets or businesses that are classified as held for sale. The list above is not exhaustive. Because forward looking statements involve risks and uncertainties, the actual results and performance of KCG may materially differ from the results expressed or implied by such statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, KCG also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made herein. Readers should carefully review the risks and uncertainties disclosed in KCG’s reports with the U.S. Securities and Exchange Commission (“SEC”), including those detailed in “Risk Factors” in Part I, Item 1A of KCG's Annual Report on Form10-K for the year ended December 31, 2015, “Legal Proceedings” in Part I, Item 3, under “Certain Factors Affecting Results of Operations” in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7, in “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A, and in other reports or documents KCG files with, or furnishes to, the SEC from time to time. This information should be read in conjunction with KCG’s Consolidated Financial Statements and the Notes thereto contained in its Annual Report on Form 10-K, Quarterly Report on Form 10-Q for the quarter-ended March 31, 2016, and in other reports or documents KCG files with, or furnishes to, the SEC from time to time. For additional disclosures, please see https://www.kcg.com/legal/global-disclosures.

KCG’s financial results in 2Q16 driven by market making in U.S. equities with solid contributions from the franchise ETF desk and KCG BondPoint KCG grew market share of retail SEC Rule 605 U.S. equity share volume among the leading market makers by more than 2% KCG BondPoint set a new quarterly record for average daily fixed income par value traded KCG recorded a pre-tax gain of $33.4 million from the sale of a portion of its investment in Bats Global Markets, Inc. KCG grew consolidated revenues 22.2% year over year and 9.4% after adjusting for the gain from the sale of Bats shares KCG repurchased 3.5 million shares of KCG Class A Common Stock for $46.5 million and warrants for $14.2 million 2nd Quarter 2016 Summary

KCG Financial Results Pre-Tax Earnings (Loss) By Business Segment (in thousands) (unaudited) For the three months ended June 30, 2015 March 31, 2016 June 30, 2016 Market Making Revenues $ 192,328 $ 258,918 $ 211,824 Expenses 187,926 183,429 171,314 Pre-tax earnings 4,402 75,489 40,510 Global Execution Services Revenues 63,522 76,394 68,138 Expenses 73,459 70,133 66,454 Pre-tax earnings (loss) (9,937) 6,261 1,684 Corporate and Other Revenues 6,032 10,112 39,952 Expenses 57,611 31,897 27,581 Pre-tax (loss) earnings (51,579) (21,785) 12,371 Consolidated Revenues 261,882 345,424 319,914 Expenses 318,996 285,459 265,349 Pre-tax earnings (loss) $ (57,114) $ 59,965 $ 54,565 Notes: 2nd quarter 2016 results include a gain of $33.4 million from the sale of a portion of the company’s investment in Bats Global Markets, Inc. 1st quarter 2016 results include $9.5 million of income primarily related to sales of certain assets and gains on repurchases of the company’s debt 2nd quarter 2015 results include expenses of $60.2 million related to accelerated stock-based compensation, a debt make-whole premium, a writedown of capitalized debt costs and other real estate-related charges

Market Conditions in U.S. Equities Increases in average daily consolidated U.S. equity dollar volume of 1% and share volume of 14% year over year A modest uptick in realized volatility for the S&P 500 year over year Average realized volatility in the second half of June of 26.2 driven by the Brexit referendum in the U.K. and annual Russell reconstitution Sources: BATS Global Markets, Bloomberg Average daily consolidated U.S. equity share volume Average daily consolidated U.S. equity dollar volume Average realized volatility for the S&P 500 U.S. equity market volume and volatility Avg. daily share volume (in millions) 10,000 2 $400,000 Avg. daily dollar volume (in $ millions) 7,500 $300,000 5,000 $200,000 2,500 $100,000 2Q15 1Q16 2Q16 13.6 18.0 10.3

Market-Wide Retail Investor Flows in 2Q16 KCG’s Individual Investor Insights presents estimated market-wide gross and net retail investor flows based on public and proprietary data derived from monthly SEC Rule 605-eligible U.S. equity share volume.

Market Conditions Across Asset Classes

Average daily volume in select securities markets	2Q15	1Q16	2Q16
Consolidated U.S. equity share volume	6,352.0 mn	8,551.8 mn	**7,251.2 mn**
"Retail" SEC Rule 605 U.S. equity share volume[1]	708.8 mn	887.8 mn	**791.2 mn**
ETF share volume	871.1 mn	999.8 mn	**884.5 mn**
Consolidated U.S. equity dollar volume	$260,267.2 mn	$305,491.5 mn	**$263,746.9 mn**
Gross retail U.S. equity dollar volume	$17,623.0 mn	$19,541.1 mn	**$16,124.9 mn**
U.S. equity futures contracts	2.0 mn	3.2 mn	**2.6 mn**
U.S. options contracts	13.9 mn	15.3 mn	**14.3 mn**
European equity notional value traded (USD)	$57.9 bn	$56.8 bn	**$52.3 bn**
Asian equity share volume[2]	6.1 bn	7.3 bn	**7.7 bn**
U.S. Treasury notional volume	$480.6 bn	$537.2 bn	**$472.7 bn**
U.S. corporate bond notional volume	$27.0 bn	$32.4 bn	**$30.5 bn**
Corporate bond transactions under 250 bonds	12,182	16,785	**15,972**
FX notional value traded among reporting venues (USD)[3]	$236.7 bn	$237.9 bn	**$213.5 bn**

[1] 2Q16 SEC Rule 605-eligible U.S. equity share volume includes an estimate of June 2016 total based on public and proprietary data

[2] Represents ADV across select developed markets in the Asia-Pacific region including Australia, Hong Kong, Japan, Singapore and Taiwan

[3] FX reporting venues include EBS, Thomson Reuters FX and Hotspot

KCG

7

Sources: BATS Global Markets, RegOne Solutions, Autex, CME, ICE, OCC, Bloomberg, SIFMA, TRACE, MSRB, ICAP and Thomson Reuters

Market Making in U.S. Equities Sources: KCG, SEC, RegOne Solutions; 1 Revenue from market making in U.S. equities of $179.0 million in the second quarter of 2016, along with total dollar volume during the quarter of $1.7 trillion, results in average revenue capture of 1.07 basis points. 2 2Q16 SEC Rule 605 share volume includes an estimate of June 2016 total based on public and proprietary data. Revenues of approximately $179.0 million for the quarter Results driven by the performance of KCG’s quantitative trading models and market share gains of retail order flow Revenues negatively impacted by the market-wide decline in retail SEC Rule 605 dollar volume and continuing strong competition for retail order flow 1 2 2

Market Making in Non-U.S. Equities Note: Market making in non-U.S. equities includes European and Asian equities, fixed income, currencies and commodities. Revenues of approximately $32.9 million for the quarter Results driven by market making in global equities, fixed income, currencies and commodities Revenues negatively impacted by broad declines in market volumes of certain asset classes and products including U.S. Treasuries, European equities and currencies Non-U.S. equity market making U.S. equity market making 2Q16 revenue distribution

Agency-Based Trading Average daily KCG Institutional Equities U.S. equity share volume of 217.5 million attributable to subdued institutional trading activity A new record for average daily KCG BondPoint par value traded of $203.3 million due to strong market volumes of corporate and municipal bonds as well as market share gains KCG MatchIt average daily U.S. equity share volume of 33.5 million KCG Institutional Equities avg. daily U.S. equity share volume KCG BondPoint avg. daily par value traded

Consolidated Quarterly Non-Transaction-Based Expenses Employee compensation and benefits declined $33.4 million or $4.5 million year over year after excluding accelerated stock-based compensation expense in 2Q15 Debt extinguishment charges and a writedown of assets and other real estate-related charges totaled $31.3 million in 2Q15 Occupancy and equipment rentals rose $2.4 million yoy due to corporate relocation and real estate-related costs Compensation and benefits Communications and data processing Depreciation and amortization Debt interest expense Professional fees Occupancy and equipment rentals Business development Other Debt extinguishment charges and writedowns

Additional Financials Consolidated Statements of Financial Condition (in millions) (unaudited) June 30, 2015 March 31, 2016 June 30, 2016 Cash and cash equivalents $ 541.3 $ 647.1 $ 492.5 Debt 483.2 451.9 452.7 Stockholders’ equity 1,471.2 1,484.2 1,458.7 Debt-to-tangible equity ratio1 0.36 0.33 0.33 Tangible book value per share1 $14.05 $15.30 $16.79 Book value per share $15.58 $16.42 $15.63 Shares outstanding including restricted 94,420 90,400 86,858 stock units (in thousands) 1 Tangible book value is calculated by subtracting goodwill and intangible assets from equity.